Exhibit 99.(a)(1)(N)

Form(s) of Election Confirmation Statement

SST Election Confirmation Statement

Date                                                04/03/2008 12:51:24 AM PDT

Dear                                            REGULAR USER

Employee ID                                    ABC

Your election for the Offer to Amend Eligible 409A Options has been recorded as follows:

Original Grant

Date                                                                                            Option

Number                                                                                         Original

Exercise

Price                                                                                           Number of Shares

Currently Subject

to Eligible 409A

Options                                                                                         Revised

Measurement

Date                                                                                            Adjusted

Exercise Price                                                                                  Amend

Eligible

409A

Option?

Dec 10, 2005                                                                                    3                                                                                                $                                               3.45                                                                                                50                                                                                                Dec 12, 2005                                                                                            $                                               4.15                                                                                                Y

Your election for the Offer to Replace Eligible Underwater Options has been recorded as follows:

Original

Grant Date                                                                                      Option

Number                                                                                         Exercise

Price*                                                                                          Number of

Shares

Currently

Subject to

Eligible

Underwater

Options                                                                                         Number of

Vested

Shares

Currently Subject to

Options                                                                                         Number of

Unvested

Shares

Currently

Subject to

Options                                                                                         Number of

Shares

Subject to

New

Options if

this Award

is Tendered                                                                                     Replace

Eligible

Underwater

Option?

Dec 10, 2003                                                                                    1                                                                                                $                                               10.00                                                                                                600                                                                                                600                                                                                                0                                                                                                600                                                                                                Y

Dec 10, 2004                                                                                    2                                                                                                $                                               10.00                                                                                                550                                                                                                550                                                                                                0                                                                                                550                                                                                                N

Dec 10, 2005                                                                                    3                                                                                                $                                               4.15                                                                                                50                                                                                                50                                                                                                0                                                                                                50                                                                                                Y

________________________________________

* This exercise price reflects the Adjusted Exercise Price for your Eligible 409A Options, as amended in accordance with your acceptance of the Offer to Amend on the previous screens.

You must print this page and keep it for your records.

SST Election Confirmation Statement

Date                                                04/03/2008 12:51:24 AM PDT

Dear                                            REGULAR USER

Employee ID                                    ABC

Your election for the Offer to Amend Eligible 409A Options has been recorded as follows:

Original Grant

Date                                                                                            Option

Number                                                                                         Original

Exercise

Price                                                                                           Number of Shares

Currently Subject

to Eligible 409A

Options                                                                                         Revised

Measurement

Date                                                                                            Adjusted

Exercise Price                                                                                  Amend

Eligible

409A

Option?

Dec 10, 2005                                                                                    3                                                                                                $                                               3.45                                                                                                50                                                                                                Dec 12, 2005                                                                                            $                                               4.15                                                                                                N

Your election for the Offer to Replace Eligible Underwater Options has been recorded as follows:

Original

Grant Date                                                                                      Option

Number                                                                                         Exercise

Price *                                                                                         Number of

Shares

Currently

Subject to

Eligible

Underwater

Options                                                                                         Number of

Vested

Shares

Currently

Subject to

Options                                                                                         Number of

Unvested

Shares

Currently

Subject to

Options                                                                                         Number of

Shares

Subject to

New

Options if

this Award

is Tendered                                                                                     Replace

Eligible

Underwater

Options?

Dec 10, 2003                                                                                    1                                                                                                $                                               10.00                                                                                                600                                                                                                600                                                                                                0                                                                                                600                                                                                                Y

Dec 10, 2004                                                                                    2                                                                                                $                                               10.00                                                                                                550                                                                                                550                                                                                                0                                                                                                550                                                                                                N

Dec 10, 2005                                                                                    3                                                                                                $                                               4.15                                                                                                50                                                                                                50                                                                                                0                                                                                                50                                                                                                Y

________________________________________

* This exercise price reflects the Adjusted Exercise Price for Your Eligible 409A Options, as amended in accordance with your acceptance of the Offer to Amend on the previous screens.

You must print this page and keep it for your records.

Form(s) of Election Confirmation Statement

SST Election Confirmation Statement

Date	04/03/2008 12:51:24 AM PDT

Dear	REGULAR USER

Employee ID	ABC

Your election for the Offer to Amend Eligible 409A Options has been recorded as follows:

Original Grant Date	Option Number	Original Exercise Price	Number of Shares Currently Subject to Eligible 409A Options	Revised Measurement Date	Adjusted Exercise Price	Amend Eligible 409A Option?
Dec 10, 2005	3	$3.45	50	Dec 12, 2005	$4.15	Y

Your election for the Offer to Replace Eligible Underwater Options has been recorded as follows:

Original Grant Date	Option Number	Exercise Price*	Number of Shares Currently Subject to Eligible Underwater Options	Number of Vested Shares Currently Subject to Options	Number of Unvested Shares Currently Subject to Options	Number of Shares Subject to New Options if this Award is Tendered	Replace Eligible Underwater Option?
Dec 10, 2003	1	$10.00	600	600	0	600	Y
Dec 10, 2004	2	$10.00	550	550	0	550	N
Dec 10, 2005	3	$4.15	50	50	0	50	Y

* This exercise price reflects the Adjusted Exercise Price for your Eligible 409A Options, as amended in accordance with your acceptance of the Offer to Amend on the previous screens.

You must print this page and keep it for your records.

SST Election Confirmation Statement

Date	04/03/2008 12:51:24 AM PDT

Dear	REGULAR USER

Employee ID	ABC

Your election for the Offer to Amend Eligible 409A Options has been recorded as follows:

Original Grant Date	Option Number	Original Exercise Price	Number of Shares Currently Subject to Eligible 409A Options	Revised Measurement Date	Adjusted Exercise Price	Amend Eligible 409A Option?
Dec 10, 2005	3	$3.45	50	Dec 12, 2005	$4.15	Y

Your election for the Offer to Replace Eligible Underwater Options has been recorded as follows:

Original Grant Date	Option Number	Exercise Price *	Number of Shares Currently Subject to Eligible Underwater Options	Number of Vested Shares Currently Subject to Options	Number of Unvested Shares Currently Subject to Options	Number of Shares Subject to New Options if this Award is Tendered	Replace Eligible Underwater Option?
Dec 10, 2003	1	$10.00	600	600	0	600	Y
Dec 10, 2004	2	$10.00	550	550	0	550	N
Dec 10, 2005	3	$4.15	50	50	0	50	Y

* This exercise price reflects the Adjusted Exercise Price for your Eligible 409A Options, as amended in accordance with your acceptance of the Offer to Amend on the Previous screens.

You must print this page and keep it for your records.

VBScript: Confirm Print

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SST Election Confirmation Statement

Date	04/03/2008 12:51:24 AM PDT

Dear	REGULAR USER

Employee ID	ABC

Your election for the Offer to Amend Eligible 409A Options has been recorded as follows:

Original Grant Date	Option Number	Original Exercise Price	Number of Shares Currently Subject to Eligible 409A Options	Revised Measurement Date	Adjusted Exercise Price	Amend Eligible 409A Option?
Dec 10, 2005	3	$3.45	50	Dec 12, 2005	$4.15	N

Your election for the Offer to Replace Eligible Underwater Options has been recorded as follows:

Original Grant Date	Option Number	Exercise Price *	Number of Shares Currently Subject to Eligible Underwater Options	Number of Vested Shares Currently Subject to Options	Number of Unvested Shares Currently Subject to Options	Number of Shares Subject to New Options if this Award is Tendered	Replace Eligible Underwater Options?
Dec 10, 2003	1	$10.00	600	600	0	600	Y
Dec 10, 2004	2	$10.00	550	550	0	550	N
Dec 10, 2005	3	$4.15	50	50	0	50	Y

* This exercise price reflects the Adjusted Exercise Price for Your Eligible 409A Options, as amended in accordance with your acceptance of the Offer to Amend on the previous screens.

You must print this page and keep it for your records.

SST Election Confirmation Statement

Date	04/03/2008 12:53:32 AM PDT

Dear	REGULAR USER

Employee ID	ABC

Your election for the Offer to Amend Eligible 409A Options has been recorded as follows:

Original Grant Date	Option Number	Original Exercise Price	Number of Shares Currently Subject to Eligible 409A Options	Revised Measurement Date	Adjusted Exercise Price	Amend Eligible 409A Option?
Dec 10, 2005	3	$3.45	50	Dec 12, 2005	$4.15	N

You must print this page and keep it for records.

VBScript: Confirm Print

We strongly recommend you Print a Confirmation before leaving this page.

To print page press CTRL+P on the keyboard or select the Print Option from your browser”s File Menu.

If you want to stay at this page click Yes. If you want to continue with your action click No.